Exhibit 99.1

News Release

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937 Tahoe Boulevard, Suite 210 | Incline Village, NV 89541

For Immediate Release

Vintage Wine Estates Warrants to Begin Trading on Nasdaq

INCLINE VILLAGE, NV, January 19, 2021 – Vintage Wine Estates, Inc. (Nasdaq: VWE) (TSX: VWE.U) (TSX: VWE.WT.U) (“VWE” or the “Company”), one of the fastest-growing wine producers in the U.S. with an industry leading direct-to-customer platform, today announced that its warrants have been approved for listing on the Nasdaq Capital Market (“Nasdaq”) and are expected to begin trading on the Nasdaq effective with the market open today under the ticker VWEWW.

With the initiation of the trading of its warrants on the Nasdaq, the Company plans to voluntarily delist its Common Share purchase warrants (“Warrants”) from the Toronto Stock Exchange (the “TSX”). VWE expects that the Nasdaq will provide its security holders with improved market liquidity and transparency for its Warrants.

About Vintage Wine Estates, Inc.
Vintage Wine Estates is a family of wineries and wines whose mission is to produce the finest quality wines and provide incredible customer experiences with wineries throughout Napa, Sonoma, California’s Central Coast, Oregon and Washington State. Since its founding 20 years ago, the Company has grown to be the 15thlargest wine producer in the U.S. selling more than two million nine-liter equivalent cases annually. To consistently drive growth, the Company curates, creates, stewards and markets its many brands and services to customers and end consumers via a balanced omni-channel strategy encompassing direct-to-consumer, wholesale and exclusive brand arrangements with national retailers. While VWE is diverse across price points and varietals with over 50 brands ranging from $10 to $150 at retail, its primary focus is on the fastest growing premium segment of the wine industry with the majority of brands selling in the $10 to $20 price range. The Company regularly posts updates and additional information at www.vintagewineestates.com.

Forward-Looking Statements
Certain statements contained in this press release are “forward-looking statements” within the meaning of applicable U.S. and Canadian securities laws. Forward-looking statements are all statements other than those of historical fact, and generally may be identified by the use of words such as “believe,” “estimate,” “project,” “expect,” “anticipate,” “plan,” “intend,” “foresee,” “should,” “would,” “could,” “continue,” or other similar expressions that indicate future events or trends. These forward-looking statements include, but are not limited to, the planned voluntary delisting of Common Shares and Warrants from the TSX, the initial listing of the Warrants on Nasdaq, the accessibility of and ability to trade the Common Shares and Warrants on Nasdaq, and the anticipated continued listing of the Common Shares and new listing of the Warrants on Nasdaq. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond the control of VWE. Actual events and circumstances may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from the results expressed or implied by such forward-looking statements include those discussed in the Company’s Annual Report on Form 10-K for the year ended June 30, 2021 and other reports filed from time to time with the SEC. We caution and advise readers not to place undue reliance on forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise, except as may be required by law.

Contacts:

Investors Deborah K. Pawlowski, Kei Advisors LLC dpawlowski@keiadvisors.com Phone: 716.843.3908	Media Mary Ann Vangrin MVangrin@vintagewineestates.com